Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO. B-03-11258-PHX-RJH, Jointly Administered
	)	with Case Nos. 03-11259 through 03-11263
CP ACQUISITION CO., et al.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	October-04
)
Debtors.	)	DATE PETITION FILED:	June 29, 2003
)
	)	TAX PAYER ID NO	93-1231906; 93-1158791;
93-1161833; 93-1140497; 93-1259500; 93-1282077

Nature of Debtors’ Business:	Growing and harvesting timber for sale.

DATE DISCLOSURE STATEMENT:	FILED	11/10/2004	TO BE FILED	n/a

DATE PLAN OF REORGANIZATION:	FILED	11/10/2004	TO BE FILED	n/a

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Steven E. Dietrich		Senior VP, CFO and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Steven E. Dietrich		November 18, 2004
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Mark V. Allred		VP of Finance and Corporate Controller
ORIGINAL SIGNATURE OF PREPARER		TITLE

Mark V. Allred		November 18, 2004
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Mark V. Allred, VP Finance & Corporate Controller

	PHONE NUMBER:	(503) 274-2300

	ADDRESS:	805 sw Broadway, Suite 1500
Portland, OR 97205

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE’S OFFICE

Case Number: B-03-11258-PHX-RJH
CP ACQUISITION CO., et al.
October-04

NOTE:  Substantially all of the Debtors’ operations are conducted through Crown Pacific Limited Partnership (“CPLP”), and information related to its operations is set forth within this Monthly Operating Report in the format requested by the Office of the United States Trustee.  Standard Balance Sheets and Income Statements, as prepared and retained in the Debtors’ normal operations, are attached for each of the other Debtors in this jointly administered case.

1a

Case Number: B-03-11258-PHX-RJH	CURRENT MONTH’S
CROWN PACIFIC LIMITED PARTNERSHIP	RECEIPTS AND DISBURSEMENTS
October-04

	BANK ACCOUNTS
	Operating (1) #644126997	Payroll (2)	Investment (3) 1885030521		Total

Balance at Beginning of Month	7,280,541	—	69,687,629	—	76,968,170

RECEIPTS
Cash Sales (4)	146,222	—	—		146,222
Accounts Receivable	3,229,851	—	—		3,229,851
Loans and Advances, Net Activity	—	—	—		—
Sale of Assets (5)	6,367,219	—	—		6,367,219
Transfers from Other DIP Accounts	—	322,911	7,000,000		7,322,911
Other (attach list) - Interest Income	3,147	—	89,551		92,698
Other (attach list)	—				—
TOTAL RECEIPTS	9,746,438	322,911	7,089,551	—	17,158,900

DISBURSEMENTS
Business - Ordinary Operations	2,370,498	322,911	—		2,693,408
Capital Improvements	29,147	—	—		29,147
Pre-Petition Debt (6)	503,078	—	—		503,078
Transfers to Other DIP Accounts	7,322,911	—	—		7,322,911
Other	—	—	—		—
Reorganization Expenses:
Attorney and Advisor Fees	—	—	—		—
Accountant Fees	—	—	—		—
Other Reorganization Expenses	—	—	—		—
U.S. Trustee Quarterly Fee	10,000	—	—		10,000
Court Costs	—	—	—		—

TOTAL DISBURSEMENTS	10,235,632	322,911	—	—	10,558,543
Balance at End of Month	6,791,347	—	76,777,180	—	83,568,527

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above					10,558,543
Less: Transfers to Other DIP Accounts					(7,322,911)
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)					(32,259,000)
Total Disbursements for Calculating Quarterly Fees					(29,023,368)

(1) This column includes activity in CPLP’s main funding account and accounts payable disbursement accounts at Bank One listed on page 2a.  These accounts are all included in a centralized cash management system.

(2) This column includes activity in CPLP’s payroll accounts at Bank One listed on page 2a.  The payroll accounts are all funded from the main funding account.  Activity includes payroll paid to employees through Crown Pacific Management L.P., which is charged to CPLP in a monthly management fee.  Amount includes gross payroll to employees as well as employer’s taxes.

(3) This column represents activity in CPLP’s temporary cash investment account at Goldman Sachs.

(4) Includes rail car lease revenue, rental revenue for cell towers, other revenue and misc. cash receipts including collections made on behalf of accounts receivable sold to Interfor with the manufacturing segment.  Such Interfor receipts were then remitted to Interfor by CPLP.

(5) Represents release of funds from escrow from the September 2004 sale of the manufacturing operations.

(6) Includes $500,000 in adequate protection payments.

Case Number: B-03-11258-PHX-RJH
CROWN PACIFIC LIMITED PARTNERSHIP
October-04

List of Bank Accounts

			31-Oct-04
Description/Name	Bank	Account Number	Status

Main Funding Account:
Crown Pacific LP -DIP	Bank One	644126997	open

Accounts Payable Disbursement Accounts:
CPLP Portland A/P -DIP -ZBA	Bank One	644127003	open
CPLP Alliance, AZ -DIP -ZBA	Bank One	644127037	Closed
CPLP Tree Farm Petty Cash -DIP -ZBA	Bank One	644127078	open
CP Air -DIP- ZBA	Bank One	644127060	open
Crown Pacific Partners - DIP	Bank One	644127128	open

Temporary Cash Investment Account:
Money Market Account	Goldman Sachs	1885030521	open

Payroll Accounts:
CPLP Salaried Payroll - DIP - ZBA	Bank One	644127011	open
CPLP Hourly Payroll - DIP - ZBA	Bank One	644127029	open

2a

Case Number: B-03-11258-PHX-RJH	INCOME STATEMENT
CROWN PACIFIC LIMITED PARTNERSHIP	(Accrual Basis)
October-04

	Current Month	Year to Date (1)	Total Since Filing
REVENUES
Gross Revenue	3,142,625	262,034,496	448,555,718
Less: Returns & Discounts	—	(1,210,730)	(2,232,351)
Net Revenue	3,142,625	260,823,766	446,323,367

COST OF GOODS SOLD
Material	2,314,719	184,872,716	329,238,654
Loss on Timber Purchase Commitments	—	—	5,651,069
Direct Labor	170,612	13,794,592	25,292,200
Direct Overhead (Page 3a)	115,130	17,561,675	30,461,288
Total Cost of Goods Sold	2,600,461	216,228,983	390,643,211

GROSS PROFIT	542,164	44,594,783	55,680,156

OPERATING EXPENSES
Officer/Insider Compensation	122,875	1,275,151	2,504,937
Selling General & Administration (Page 3b)	376,505	13,504,764	23,390,154
(Gain) or Loss on Disposition of Assets	—	(4,017,753)	(3,986,420)
Impairment of Assets	—	—	775,000
Other Expenses	—	—	2,500,000
Total Operating Expenses	499,380	10,762,162	25,183,671

Income (Loss) Before Non-operating Items	42,784	33,832,620	30,496,485

OTHER INCOME & (EXPENSE)
Other Income (Page 3c)	96,529	426,526	666,638
Other Expense (Page 3c)	(8,333)	(83,333)	(133,333)
Interest Expense	(12,246)	(620,044)	(1,134,784)
Amortization of Loan Fees	—	(1,869,093)	(2,803,640)
Net Other Income & Expense	75,949	(2,145,944)	(3,405,119)

Income Before Reorganization Expenses	118,733	31,686,676	27,091,366

REORGANIZATION EXPENSES
Professional Fees	460,000	5,349,976	8,669,897
U.S. Trustee Fees	—	30,000	50,250
Impairment of Assets (2)	1,517,374	122,035,777	133,381,538
Other (attach list) (Page 3b)	—	985,557	1,329,984
Total Reorganization Expenses	1,977,374	128,401,310	143,431,669

Income Tax	—	—	—

NET PROFIT OR (LOSS)	(1,858,640)	(96,714,633)	(116,340,303)

(1)  CPLP was unable to close its books for the Year 2003 until mid-April 2004 due to continuing analysis with its external auditors regarding impairment issues for long-lived assets as required under U.S. GAAP.  In April, 2004, subsequent to the submission of the December 2003 and January 2004 Monthly Operating Reports, several impairment charges were recorded to the accounting period of December 2003 and additional adjustments were made to the accounting period of January 2004.  These adjustments are further described on page 1a of the February 2004 MOR. The effects of these out-of-period adjustments are included in the year to date column in the 2004 MORs, and represent a timing difference between the 2004 MOR reporting and CPLP’s 2004 general ledger and SEC reporting.

(2)  October 2004 non-cash charge represents the write-off of CPLP’s remaining deferred financing costs related to the secured pre-petition debt.

Case Number: B-03-11258-PHX-RJH
CROWN PACIFIC LIMITED PARTNERSHIP
October-04

3a Supplemental Schedule: Direct Overhead Expenses
(Accrual Basis)

Description

Contract Services	26,495
Harvest Taxes	48,895
Depreciation	39,740

Total Direct Overhead	115,130

3a

Case Number: B-03-11258-PHX-RJH
CROWN PACIFIC LIMITED PARTNERSHIP
October-04

3b Supplemental Schedule: Selling, General and Administrative Expenses
(Accrual Basis)

Officer/Insider Compensation:
Officer Compensation (1)	97,375
Board of Director Fees	25,500
Total Officer/Insider Compensation	122,875

Selling, General & Administrative Expenses:
Insurance	94,333
Property & Other Taxes	65,493
Labor Costs (Excluding Officer Compensation) (1)	48,896
CPM Management Fee (Excluding Officer Compensation) (1)	27,026
Dues & Subscriptions	26,084
Leases & Equipment Rental	23,896
Other Services	23,226
Depreciation	16,329
Operating Supplies & Fuel	10,241
Security & Temporary Help	12,749
Travel, Lodging & Meals	7,953
Utilties	7,924
Maintenance & Janitorial	5,287
Courier and Postage	4,933
Other	2,137
Total SG&A Expenses	376,505

Reorganization Expenses:
Professional Fees	460,000
US Trustee Court Fees	—
Impairment of Assets (2)	1,517,374
Other	—
Total Reorganization Expenses	1,977,374

(1) Certain officers responsible for the management of the debtor are employees of Crown Pacific Management, L.P (“CPM”). The cost of their compensation, along with other costs for non-officer headquarters employees and certain other administrative costs, are initially incurred by CPM, and then charged back to (CPLP) in the form of a monthly management fee.

All officer compensation, whether paid by CPLP or CPM, is reported above and throughout this MOR as officer compensation of the Debtor, with the exception of payments made under the KERP and MSP order.

(2) Represents non-cash charge to write-off the remaining balance of deferred financing costs, related to CPLP’s secured pre-petition debt.

3b

Case Number: B-03-11258-PHX-RJH
CROWN PACIFIC LIMITED PARTNERSHIP
October-04

3c Supplemental Schedule: Other Income and Expense
(Accrual Basis)

Description	Amount

Interest Income	92,698
Rental Income	3,650
Other Income (Expense)	181

Other Income	96,529

Accrued Fremont Management Fees	(8,333)

Other Expense	(8,333)

3c

Case Number: B-03-11258-PHX-RJH	COMPARATIVE BALANCE SHEET
CROWN PACIFIC LIMITED PARTNERSHIP	(Accrual Basis)
October-04

	SCHEDULE AMOUNT	CURRENT MONTH	PRIOR MONTH
ASSETS
Unrestricted Cash	8,287,159	83,568,527	76,968,170
Restricted Cash	—	—	—
Total Cash	8,287,159	83,568,527	76,968,170
Accounts Receivable (net)	36,444,064	10,581,249	17,053,211
Inventory	23,772,110	424,894	437,216
Notes Receivable - Current Portion	1,031,587	421,499	421,499
Prepaid Expenses & Other Deposits	3,234,421	3,578,595	3,749,472
Agency Deposits on Timber Contracts	1,029,500	39,000	39,000
Total Current Assets	73,798,841	98,613,765	98,668,567
Timberlands & Timber Deeds		311,300,875	311,271,729
Less: Accumulated Depletion		(13,392,057)	(12,659,960)
Net Timberlands & Timber Deeds	560,860	297,908,819	298,611,769
Property, Plant & Equipment		7,494,622	7,494,622
Less: Accumulated Depreciation		(5,369,959)	(5,313,890)
Net Property, Plant & Equipment	48,296,703	2,124,663	2,180,732
Due From Insiders	—	—	—
Due From Affiliates	4,030,693	252,205	267,564
Notes Receivable - Long Term Portion	421,499	—	—
Long-term Receivables	10,320,907	2,582,181	2,582,181
Purchased Goodwill	—	—	—
Unamortized Loan Fees	—	—	1,517,374
Other Assets - Judgments & Claims	268,161	—	—
TOTAL ASSETS	137,697,665	401,481,634	403,828,187
POST-PETITION LIABILITIES
Accounts Payable	—	1,540,003	1,150,442
Taxes Payable	—	1,090,013	1,334,069
Accrued Professional Fees	—	1,752,563	1,242,563
Secured Debt	—	—	—
Accrued Interest	—	—	—
Accrued Expenses	—	1,666,660	2,102,770
Due to Affiliates	—	—	—
Total Post-Petition Liabilities	—	6,049,239	5,829,844
PRE-PETITION LIABILITIES
Secured Debt	565,491,941	472,842,217	473,345,294
Priority Debt	286,895	—	—
Unsecured Debt	5,828,941	—	—
Accounts Payable	—	799,306	799,429
Taxes Payable	—	719,688	923,796
Accrued Interest	—	21,038,511	21,038,511
Accrued Expenses	—	2,500,000	2,500,000
Due to Affiliates	19,958,968	16,412,824	16,412,824
Make Whole & Deferred Interest	—	11,286,863	11,286,863
Other (attach list)	—	—	—
Total Pre-Petition Liabilities	591,566,745	525,599,409	526,306,718
TOTAL LIABILITIES	591,566,745	531,648,648	532,136,561
EQUITY
Pre-petition Capital (Deficit)	—	(13,826,953)	(13,826,953)
Post-Petition Cumulative Profit (Loss)	—	(116,340,062)	(114,481,422)
Total Equity	—	(130,167,015)	(128,308,375)
TOTAL LIABS & OWNER’S EQUITY	591,566,745	401,481,634	403,828,187

Note: Schedule amounts, as amended.

Case Number: B-03-11258-PHX-RJH	STATUS OF ASSETS
CROWN PACIFIC LIMITED PARTNERSHIP
October-04

	TOTAL	0-30 Days	31-60 Days	60+ Days
ACCOUNTS RECEIVABLE
Total Accounts Receivable	10,993,777	10,620,003	47,524	326,249
Less Allowance for Doubtful Accounts	(412,528)
Net Accounts Receivable	10,581,249	10,620,003	47,524	326,249

DUE FROM INSIDERS
Schedule Amount		—
Plus: Amount Loaned Since Filing Date		—
Less: Amount Collected Since Filing Date		—
Less: Amount Considered Uncollectible		—
Net Due from Insiders		—

INVENTORY
Beginning Inventory		437,216
Plus: Purchases & Production Costs		2,588,139
Less: Cost of Goods Sold		2,600,461
Ending Inventory		424,894

Date Last Inventory was Taken:	August 31, 2004

	Begin Amount	Additions	Deletions	Current Amount
FIXED ASSETS
Land	50,000	—	—	50,000
Buildings	508,130	—	—	508,130
Accumulated Depreciation	(476,105)	(164)	—	(476,269)
Net Buildings	32,025	(164)	—	31,861
Equipment, Furniture & Fixtures	6,936,491	—	—	6,936,491
Accumulated Depreciation	(4,837,784)	(55,905)	—	(4,893,689)
Net Equipment	2,098,707	(55,905)	—	2,042,802
Construction in Process	—	—	—	—
Total Property, Plant & Equipment, Net	2,180,732	(56,069)	—	2,124,663

Timberlands & Timber Deeds (1)	311,271,729	29,147	—	311,300,875
Accumulated Depletion	(12,659,960)	(732,096)	—	(13,392,057)
Net Timberlands & Timber Deeds	298,611,769	(702,950)	—	297,908,819

Fixed Asset Additions:

1. Additions to timberlands represent costs of normal road building and improvements, seedlings, and re-planting activities for the period.

Fixed Asset Deletions:

None in October 2004

Case Number: B-03-11258-PHX-RJH	STATUS OF LIABILITIES
CROWN PACIFIC LIMITED PARTNERSHIP	AND SENSITIVE PAYMENTS
October-04

	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
POST-PETITION LIABILITIES
Accounts Payable	1,540,003	1,537,790	—	2,213	—
Taxes payable	1,090,013	1,090,013	—	—	—
Professional Fees Payable	1,752,563	1,752,563	—	—	—
Secured Debt	—	—	—	—	—
Accrued Expenses	1,666,660	1,666,660	—	—	—
Total Post-Petition Liabilities	6,049,239	6,047,027	—	2,213	—

PAYMENTS TO INSIDERS AND PROFESSIONALS (Cash Basis)

Insiders

		Amount Paid this Month		Total Paid to
Name	Reason for Payment	Compensation (1)	Expenses	Date
Gary N. Cremer	Payroll & expense reimbursement	—	—	110,556
L. James Weeks	Payroll & expense reimbursement	—	—	79,512
John S. Ernst	Payroll & expense reimbursement	—	—	280,011
Mark V. Allred	Payroll & expense reimbursement	12,500	303	201,749
Peter W. Stott	Payroll & expense reimbursement	46,875	—	801,326
Roger L. Krage	Payroll & expense reimbursement	—	—	208,228
Steven E. Dietrich	Payroll & expense reimbursement	20,833	1,100	359,637
P. A. (“Tony”) Leineweber	Payroll & expense reimbursement	17,167	48	276,949
True H. Carr	Payroll & expense reimbursement	—	—	122,603
Charles E. Carlbom	Outside Director fees & expenses	6,000	—	33,000
Christopher G. Mumford	Outside Director fees & expenses	7,500	—	41,195
John W. Larson	Outside Director fees & expenses	6,000	—	31,000
William L. Smith	Outside Director fees & expenses	6,000	—	31,408

Total Payments to Insiders		122,875	1,452	2,577,173

Professionals

	Order
	Authorizing	Amount	Amount Paid this	Total Paid to
Name	Payment	Approved	Month	Date
Andrews Kurth LLP			—	3,335,089
Ball Janik LLP			—	371,723
The Blackstone Group L.P. (2)			—	2,560,016
Deloitte & Touche LLP			—	87,520
Hillis Clark			—	39,972
Mesch, Clark & Rothschild, P.C.			—	389,131
Creditors Committee			—	3,430
Osborn Maledon			—	123,262
PriceWaterhouseCoopers LLP			—	993,414
Stinson, Morrison & Hecker			—	18,934
Zender Thurston, P.S.			—	202,873
Total Payments to Professionals			—	8,125,365

(1) Represents gross salary amounts and directors fees, before any deductions or withholdings.  For confidentiality purposes, amounts in this table do not include any payments that may have been made to one or more of the individuals listed pursuant to the Court’s Order Approving Debtors’ Key Employee Retention Plan and Post-Petition Modified Severance Program and Authorizing Payments to Be Made Pursuant to the Terms Therefunder Without Further Order of the Court (the “KERP and MSP Order”).  See note 2 on Page 3b for further discussion of any payments made in the current period pursuant to the KERP and MSP order.

Case Number: B-03-11258-PHX-RJH	(Jointly Administered)
CROWN PACIFIC LIMITED PARTNERSHIP	CASE STATUS
October-04

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?	X (1)
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X (2)
Are any wages past due?		X
Are any U.S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any “YES” answers to the above questions: (attach additional sheets if needed).

(1) Certain senior officers and headquarters employees are employees of and paid by CPM.

(2) Certain amounts may be due from CPM and/or Crown Pacific Administrative L.P.

Current number of employees: (3)  59

(3) Includes 10 employees of CPM, who provide management and corporate services to CPLP, the cost of which is charged to the debtor in a monthly management fee.

INSURANCE

Payment Amount &
Carrier & Policy Number	Type of Policy	Period Covered	Frequency

See attached page 7a

What steps have been taken to remedy the problems which brought on the Chapter 11 filing?

A DIP Revolver was arranged and fully implemented, new bank accounts and a cash management system were established. The Debtors continue to work with their professionals and the creditors regarding various restructuring options and have commenced a disposition process with respect to certain assets.

In April 2004 CPLP closed the sale of its Las Vegas, Nevada operations and applied the proceeds to the DIP Revolver loan.

In July 2004 CPLP closed the sale of its Reno/Sparks, Nevada operations and paid off the remaining balance of the DIP Revolver loan. The DIP Revolver loan agreement was terminated in August 2004.

In August 2004 CPLP closed the sale of its Arizona operations, thus completing the disposition of its Alliance Lumber segment.

In September 2004 CPLP closed the sale of its manufacturing operations (sawmills) and short-line railroad. $32,259,000 of the proceeds were paid to Bank of America, N.A., Collateral Agent. $16,243,484 of the proceeds were paid to extinguish a lease obligation related to one of the sawmills. $833,050.09 of the proceeds were paid to various taxing authorities.

Identify any matters that are delaying the filing of a plan of reorganization:

On November 10, 2004, the Bankruptcy Court approved the Disclosure Statement for the Second Amended Joint Consolidating Chapter 11 Plan. A confirmation hearing with respect to the Plan is scheduled for December 20, 2004.  Work continues between the debtors and representatives of the creditors on transition planning for implementation of the proposed plan with a target effective date of December 31, 2004.

Case Number: B-03-11258-PHX-RJH	October-04

CROWN PACIFIC LIMITED PARTNERSHIP

SCHEDULE OF POLICIES

Type of Coverage	Policy Period	Carrier	Limits	Premium
Commercial General Liability	3/31/04 - 3/31/05	Lexington	General Liability $2,000,000 General Aggregate $2,000,000 Products/Completed Operations $1,000,000 Personal & Advertising Injury $1,000,000 Each Occurrence $100,000 Fire Damage Liability (Any One Fire) Employee Benefits Liability $1,000,000 Each Employee and Aggregate	192,838

Automobile	3/31/04 - 3/31/05	American States Insurance Company (Safeco)	Automobile & Truckers Coverage & Limits of Liability $1,000,000 CSL BI & PD $1,000,000 Uninsured/Underinsured motorist – Each Accident $5,000 Medical Payments (WA) $1,000,000 Hired & Non-owned Liability $1,000,000 Liability (Each Accident) - Snowmobiles	246,422

Non-Owned Aircraft	5/15/04 – 5/15/05	XL Aerospace # PXLN380 1356	$10,000,000 Combined Single Limit $5,000 Medical Coverage – each person $500 Personal effects and baggage $20,000 Personal effects and baggage each occurrence	12,500

Umbrella Liability	3/31/04 - 3/31/05	Northwestern Pacific Indemnity	$5,000,000 Each Occurrence/Aggregate Nil Retention	263,009

Excess Liability	3/31/04 - 3/31/05	Chubb Custom	$5,000,000 Combined Each Occurrence ($2.5 ea insurer) $5,000,000 Underlying Umbrella	120,640

Excess Liability	3/31/04 - 3/31/05	American Insurance Co. (Fireman’s Fund)	$20,000,000 Each Occurrence/Annual Aggregate $10,000,000 Underlying Umbrella	120,000

Fiduciary Liability	3/31/04 - 3/31/05	Northwestern Pacific Indemnity	$1,000,000 Each loss/claim made $Nil Deductible	8,700

Crime Coverage (Incl. ERISA)	3/31/04 - 3/31/05	Northwestern Pacific Indemnity	$500,000 Employee Dishonesty Coverage $500,000 Forgery or Alteration Coverage ERISA Compliance Provision	13,000

Type of Coverage	Policy Period	Carrier	Limits	Premium
Directors & Officers Liability	6/15/04 - 6/15/05	XL Specialty Insurance Company ELU84451-01	Limit of Liability: $25,000,000	600,000

Directors & Officers Liability	6/15/04 - 6/15/05	Zurich American Insurance Co. DOC382936201	Limit of Liability: $5,000,000	97,500

Loggers Broad Form Property Damage	3/31/04 - 3/31/05	Lloyds of London	$1,000,000 Each Occurrence $1,000,000 Aggregate	224,220

Property	11/01/03 - 11/01/04	Lumbermen’s Underwriting Alliance #315530	All real and personal property including Stock (excl. Logs), Business Interruption, Mobile Equipment, Boiler & Machinery, and any other location coverage	410,581

Storage Tank Liability Environmental Impairment	6/21/04 - 6/21/05	Illinois Union Insurance Company USTG21977846001	$1,000,000 per Storage Tank Incident; $2.0 aggregate	3,216

Sub-Total Property & Liability				2,312,626

Workers’ Compensation (Oregon)	4/01/04 - 4/01/05	Liberty Northwest Insurance #WC4-1NC-003830-011	Statutory per State of Oregon	144,000

Workers’ Compensation (Washington)	7/01/04 – 7/01/05	State of Washington #567-329-05 (Hamilton) #567-329-06 (Marysville) #567-329-07 (Port Angeles)	Statutory per State of Washington	85,000

Sub-Total Workers Compensation				229,000

Case Number: B-03-11258-PHX-RJH	DISBURSEMENT DETAIL
CROWN PACIFIC LIMITED PARTNERSHIP

Month:	October-04

Account #:	644126997*

Bank Name:	Bank One

Cash/Electronic Disbursements

Date	Payee	Purpose	Amount

Portland EFT (see Page 8b)		General disbursements	547,650
Portland Wires (see Page 8c)		General disbursements	101,332
Various CP Management		Funding for Payroll & Expenses (1)	(27,161)

Total Electronic Cash Disbursements			621,821

CHECKS ISSUED

Check Number	Date	Payee	Purpose	Amount

Portland Checks (see Page 8a)			General disbursements	2,290,901
Various	Various	Employees	Payroll Disbursements	322,911

Total checks listed on this page
Total checks listed on continuation pages				2,613,811

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)				3,235,632

* Includes activity in all Bank One accounts listed on Page 2a.

(1) Amount represents the difference between actual cash flows to CPM, and the amount reported as CPM payroll cost. The CPM payroll cost is included in the payroll disbursements figure. The difference flows into or out of the CPM bank account.

CROWN PACIFIC LIMITED PARTNERSHIP	Portland Checks
Case Number: B-03-11258-PHX-RJH	October-04

Check Date	Tran Type	Check Number	Payee	Amount

10/01/04	Check	0000313012-CK	FRANK RILEY	3,115.11
10/01/04	Check	0000313013-CK	DAY WIRELESS SYSTEMS	400.00
10/01/04	Check	0000313014-CK	LORENZEN ENGINEERING INC	368.00
10/01/04	Check	0000313015-CK	A T & T	1,801.60
10/01/04	Check	0000313016-CK	FOX TOWER LLC	20,065.73
10/01/04	Check	0000313017-CK	PRAXAIR DISTRIBUTION INC	200.26
10/01/04	Check	0000313018-CK	DONOVAN M HUFFMAN	109.00
10/01/04	Check	0000313019-CK	AJILON FINANCE	1,049.80
10/01/04	Check	0000313020-CK	CASCADE MACHINERY & ELECTRIC INC	1,159.65
10/01/04	Check	0000313021-CK	CENTRO BUSINESS FORMS INC	191.83
10/01/04	Check	0000313022-CK	FARM AND FOREST HELICOPTER	11,556.25
10/01/04	Check	0000313023-CK	VICKIE L NEET	442.50
10/01/04	Check	0000313024-CK	RED CARPET LIGHTNING LUBE	96.35
10/01/04	Check	0000313025-CK	COMCAST	108.24
10/01/04	Check	0000313026-CK	DECKER CONSTRUCTION	9,116.82
10/01/04	Check	0000313027-CK	SUPERIOR LAMP INC	572.14
10/04/04	Check	0000313028-CK	CORIA CONTRACTING INC	9,230.00
10/04/04	Check	0000313029-CK	ROBBERSON FORD INC	133.18
10/04/04	Check	0000313030-CK	VERIZON WIRELESS	814.48
10/05/04	Check	0000313031-CK	DAY WIRELESS SYSTEMS	593.61
10/05/04	Check	0000313032-CK	APPLIED INDUSTRIAL TECHNOLOGIES	825.75
10/05/04	Check	0000313033-CK	TODD TIMOTHY HANSEN	223.92
10/05/04	Check	0000313034-CK	WILLIAM DELIMONT	980.00
10/05/04	Check	0000313035-CK	HEYWOOD BLU FORESTRY	1,980.00
10/05/04	Check	0000313036-CK	AJILON FINANCE	1,117.77
10/05/04	Check	0000313037-CK	BOLY:WELCH	668.88
10/05/04	Check	0000313038-CK	CUMMINS NORTHWEST, INC.	3,065.90
10/05/04	Check	0000313039-CK	FLIGHTCRAFT INC	1,548.29
10/05/04	Check	0000313040-CK	PUGET SOUND ENERGY	692.51
10/06/04	Check	0000313041-CK	FILTERFRESH	259.14
10/06/04	Check	0000313042-CK	CHEKCHEKIA R HOLT	22.56
10/06/04	Check	0000313043-CK	AUTOMATIC DATA PROCESSING, INC	159.41
10/06/04	Check	0000313044-CK	DAY WIRELESS SYSTEMS	593.61
10/07/04	Check Reversal	0000313044-CK	DAY WIRELESS SYSTEMS	(593.61)
10/06/04	Check	0000313045-CK	TOC MANAGEMENT SERVICES	1,286.91
10/06/04	Check	0000313046-CK	TODD TIMOTHY HANSEN	29.75
10/06/04	Check	0000313047-CK	JAMES C BYSE	609.00
10/06/04	Check	0000313048-CK	PAPE MACHINERY INC	873.08
10/06/04	Check	0000313049-CK	WESTERN OVERSEAS CORPORATION	540.00
10/06/04	Check	0000313050-CK	GLOBAL CROSSING CONFERENCING	238.63
10/06/04	Check	0000313051-CK	MASCO PETROLEUM INC	1,380.54
10/06/04	Check	0000313052-CK	AUTOTEL	180.00
10/06/04	Check	0000313053-CK	HOFFMEYER COMPANY INC	102.66
10/06/04	Check	0000313054-CK	CENTRO BUSINESS FORMS INC	9.23
10/06/04	Check	0000313055-CK	COLUMBIA RIVER LOG SCALING	406.95
10/06/04	Check	0000313056-CK	CUNNINGHAM CRUSHING	1,618.50
10/06/04	Check	0000313057-CK	DAVIS WRIGHT TREMAINE LLP	247.50
10/06/04	Check	0000313058-CK	ED STAUB & SONS PETROLEUM, INC	663.35
10/06/04	Check	0000313059-CK	FORESTRY SUPPLIERS INC	163.99
10/06/04	Check	0000313060-CK	VERIZON NORTHWEST	45.49
10/06/04	Check	0000313061-CK	MCGUIRE BEARING COMPANY	268.31
10/06/04	Check	0000313062-CK	ROBBERSON FORD INC	73.96

Check Date	Tran Type	Check Number	Payee	Amount

10/06/04	Check	0000313063-CK	UNITED PARCEL SERVICE	1,676.36
10/06/04	Check	0000313064-CK	LES SCHWAB TIRE CENTER - LAPINE	545.56
10/06/04	Check	0000313065-CK	OLYMPIC SCALE INC	6.00
10/06/04	Check	0000313066-CK	WILLIAM T SWARTS	113.54
10/06/04	Check	0000313067-CK	SUNSET HARDWARE	25.16
10/06/04	Check	0000313068-CK	ERF COMPANY INC	225.50
10/06/04	Check	0000313069-CK	JAMES M ROBERTS	2,646.18
10/07/04	Check	0000313070-CK	PAUL BIALKOWSKY	1,214.36
10/07/04	Check	0000313071-CK	DONALD HANSEN	1,722.48
10/07/04	Check	0000313072-CK	CASCADE LAUNDRY, INC.	62.23
10/07/04	Check	0000313073-CK	CHUCKANUT AVIATION CENTER	268.80
10/07/04	Check	0000313074-CK	ED STAUB & SONS PETROLEUM, INC	837.97
10/07/04	Check	0000313075-CK	LES SCHWAB	1,499.46
10/07/04	Check	0000313076-CK	DECKER CONSTRUCTION	10,392.77
10/08/04	Check	0000313077-CK	COLUMBIA BODY MANUFACTURING INC	44.39
10/08/04	Check	0000313078-CK	BRANDON WORKS	969.91
10/08/04	Check	0000313079-CK	MARK ALLRED	72.45
10/08/04	Check	0000313080-CK	QUARLES & BRADY STRECH LANG LLP	7,131.50
10/08/04	Check	0000313081-CK	ASSOCIATED PETROLEUM PRODUCTS	10,423.80
10/08/04	Check	0000313082-CK	PITNEY BOWES CREDIT CORPORATION	307.52
10/08/04	Check	0000313083-CK	TRANSERV SYSTEMS INC	82.31
10/11/04	Check	0000313084-CK	VAN DYK AND SON LOGGING INC	41,349.59
10/11/04	Check	0000313085-CK	ALLIANCE OFFICE PRODUCTS, INC.	102.12
10/11/04	Check	0000313086-CK	CLAUSEN QUARRY LLC.	10,105.95
10/11/04	Check	0000313087-CK	ELK RIDGE LOG INC	9,000.00
10/11/04	Check	0000313088-CK	REECE BROS LOGGING CO INC	34,302.47
10/11/04	Check	0000313089-CK	JOE ZENDER & SONS INC	15,593.45
10/11/04	Check	0000313090-CK	SMOKEY POINT CONCRETE INC	720.00
10/11/04	Check	0000313091-CK	GARNER TRUCKING INC	825.00
10/11/04	Check	0000313092-CK	PHELPS TIRE CO INC	2,830.45
10/11/04	Check	0000313093-CK	WILLIAM BLOCKLEY CONTRACTING INC	50,037.82
10/11/04	Check	0000313094-CK	WEIDE LOG & LUMBER INC	31,033.04
10/11/04	Check	0000313095-CK	WASHINGTON CULVERT CO	3,724.56
10/11/04	Check	0000313096-CK	OFFICE PRODUCTS NORTHWEST	152.39
10/11/04	Check	0000313097-CK	LORENZEN ENGINEERING INC	46.00
10/11/04	Check	0000313098-CK	PARAMETRIX INC	276.04
10/11/04	Check	0000313099-CK	AMERICAN FOREST SERVICES LLC	14,528.05
10/11/04	Check	0000313100-CK	AMERICAN FOREST RESOURCES LLC	52,594.08
10/11/04	Check	0000313101-CK	INLAND FIBER GROUP	3,118.01
10/11/04	Check	0000313102-CK	BC TIMBER PROPERTIES INC	114,424.01
10/11/04	Check	0000313103-CK	KLAMATH COUNTY PLANNING	1,400.00
10/11/04	Check	0000313104-CK	BRUSH CUTTING & MOWING	3,600.00
10/11/04	Check	0000313105-CK	COLUMBIA RIVER LOG SCALING	16.00
10/11/04	Check	0000313106-CK	FERGUSON ENTERPRISES INC	1,913.90
10/11/04	Check	0000313107-CK	FRANK HARKNESS TRUCKING & LOGGING LLC	5,197.43
10/11/04	Check	0000313108-CK	FRANK HARKNESS TRUCKING & LOGGING LLC	126,294.63
10/11/04	Check	0000313109-CK	KENWORTH NORTHWEST, INC.	3,501.30
10/11/04	Check	0000313110-CK	L B & R LOGGING	49,780.72
10/11/04	Check	0000313111-CK	MOTOR TRUCKS, INC.	1,137.08
10/11/04	Check	0000313112-CK	N C MACHINERY CO., INC.	46.92
10/11/04	Check	0000313113-CK	NEXTEL COMMUNICATIONS	570.86
10/11/04	Check	0000313114-CK	INTERIOR SCAPES	205.50
10/11/04	Check	0000313115-CK	SEDRO WOOLLEY AUTO PARTS, INC.	465.70
10/11/04	Check	0000313116-CK	SKAGIT HYDRAULICS	203.00
10/11/04	Check	0000313117-CK	NORTH CASCADE FORD INC	14.77

Check Date	Tran Type	Check Number	Payee	Amount

10/11/04	Check	0000313118-CK	WOOD’S LOGGING SUPPLY, INC.	13.56
10/11/04	Check	0000313119-CK	PACIFIC LOG SCALING & GRADING BUREAU INC	42.72
10/11/04	Check	0000313120-CK	CR TRUCKING	691.49
10/11/04	Check	0000313121-CK	B & D INC	1,920.00
10/11/04	Check	0000313122-CK	DAHLGREN LOGGING INC	189,626.56
10/11/04	Check	0000313123-CK	PUD NO 1 OF CLALLAM COUNTY	41.37
10/11/04	Check	0000313124-CK	SKAGIT VALLEY GLASPRO	273.87
10/12/04	Check	0000313125-CK	COE NEWNES / MCGEHEE ULC	7,749.15
10/12/04	Check	0000313126-CK	NORTHWEST CASCADE INC	107.64
10/12/04	Check	0000313127-CK	APPLIED INDUSTRIAL TECHNOLOGIES	83.54
10/12/04	Check	0000313128-CK	LOWE’S BUSINESS ACCOUNT	60.02
10/12/04	Check	0000313129-CK	PARAMETRIX INC	32,901.21
10/12/04	Check	0000313130-CK	BRB FORESTRY INC	2,380.00
10/12/04	Check	0000313131-CK	PACIFIC STATE INDUSTRIAL, INC.	3,220.00
10/12/04	Check	0000313132-CK	WILLIAM A HATLEY	10,140.00
10/12/04	Check	0000313133-CK	FERGUSON ENTERPRISES INC	47.03
10/12/04	Check	0000313134-CK	VERIZON NORTHWEST	651.93
10/12/04	Check	0000313135-CK	ALL BATTERY SALES & SERVICE	540.76
10/12/04	Check	0000313136-CK	KENWORTH NORTHWEST, INC.	12.01
10/12/04	Check	0000313137-CK	PUGET SOUND ENERGY	73.88
10/12/04	Check	0000313138-CK	ROBBERSON FORD INC	17.69
10/12/04	Check	0000313139-CK	WOODS ELECTRIC, INC.	129.48
10/13/04	Check	0000313140-CK	A T & T WIRELESS	304.33
10/13/04	Check	0000313141-CK	ALL-PHASE ELECTRIC SUPPLY CO.	27.15
10/13/04	Check	0000313142-CK	CENTURYTEL	408.12
10/13/04	Check	0000313143-CK	PARAMETRIX INC	6,967.00
10/13/04	Check	0000313144-CK	LOGGERS & CONTRACTORS SUPPLY INC.	462.57
10/13/04	Check	0000313145-CK	ROBBERSON FORD INC	326.01
10/13/04	Check	0000313146-CK	UNITED PARCEL SERVICE	343.58
10/13/04	Check	0000313147-CK	AOTOTEL	823.06
10/13/04	Check	0000313148-CK	JUSTA PASTA	378.90
10/14/04	Check	0000313149-CK	FRANK RILEY	2,545.00
10/14/04	Check	0000313150-CK	STEVE DIETRICH	1,100.11
10/14/04	Check Reversal	0000313151-CK	DAN RATCLIFFE	(220.45)
10/14/04	Check	0000313151-CK	DAN RATCLIFFE	220.45
10/14/04	Check	0000313152-CK	AJILON FINANCE	755.25
10/14/04	Check	0000313153-CK	CASCADE LAUNDRY, INC.	100.69
10/14/04	Check	0000313154-CK	WALKER RANGE FIRE PATROL ASSOC.	48,194.65
10/15/04	Check	0000313155-CK	P.A . LEINEWEBER	48.07
10/15/04	Check	0000313156-CK	FILTERFRESH	479.95
10/15/04	Check	0000313157-CK	VERIO INC - 15	1,210.00
10/15/04	Check	0000313158-CK	HERTZ EQUIPMENT RENTAL	4,161.03
10/15/04	Check	0000313159-CK	OFFICE PRODUCTS NORTHWEST	108.19
10/15/04	Check	0000313160-CK	JUSTIN ROBERTS	236.90
10/15/04	Check	0000313161-CK	NATIONAL CITY LEASING CORP	3,916.45
10/15/04	Check	0000313162-CK	BOLY:WELCH	743.20
10/15/04	Check	0000313163-CK	DONALD HANSEN	1,697.52
10/15/04	Check	0000313164-CK	CORIA CONTRACTING INC	12,150.00
10/15/04	Check	0000313165-CK	DEPARTMENT OF MOTOR VEHICLES	54.00
10/15/04	Check	0000313166-CK	HERB H NASH	262.00
10/15/04	Check	0000313167-CK	NORFOLK SOUTHERN CORPORATION	3,446.30
10/15/04	Check	0000313168-CK	NORTHWEST PROJECTS	3,478.46
10/15/04	Check	0000313169-CK	UNION PACIFIC RAILROAD	3,407.00
10/15/04	Check	0000313170-CK	UNITEC CORPORATION	792.00
10/15/04	Check	0000313171-CK	MCI WORLDCOM	556.70

Check Date	Tran Type	Check Number	Payee	Amount

10/15/04	Check	0000313172-CK	MCI WORLDCOM	200.50
10/15/04	Check	0000313173-CK	CANADIAN NATIONAL	8.00
10/15/04	Check	0000313174-CK	PARAGON SOFTWARE INC	1,125.00
10/18/04	Check	0000313175-CK	C H MURPHY/ CLARK-ULLMAN INC	17,046.06
10/18/04	Check	0000313176-CK	HEYWOOD BLU FORESTRY	1,870.00
10/18/04	Check	0000313177-CK	JEREMY CORONEL	5,775.00
10/18/04	Check	0000313178-CK	EASTERN OREGON FOREST PROTECTIVE ASSN	189.57
10/18/04	Check	0000313179-CK	IFA NURSERIES, INC.	912.50
10/18/04	Check	0000313180-CK	TOC BENEFITS MANAGEMENT, INC.	13,627.72
10/18/04	Check	0000313181-CK	TRANSERV SYSTEMS INC	70.75
10/18/04	Check	0000313182-CK	UNITEC CORPORATION	33.00
10/18/04	Check	0000313183-CK	DECKER CONSTRUCTION	3,923.18
10/18/04	Check	0000313184-CK	THE UNIVERSITY CLUB OF PORTLAND	220.45
10/19/04	Check	0000313185-CK	AUTOMATIC DATA PROCESSING, INC	253.12
10/19/04	Check	0000313186-CK	AJILON FINANCE	1,064.90
10/19/04	Check	0000313187-CK	CRYSTAL SPRINGS WATER CO	164.56
10/19/04	Check	0000313188-CK	CASCADE COFFEE, INC.	110.00
10/19/04	Check	0000313189-CK	WILLIAM A HATLEY	2,400.00
10/19/04	Check	0000313190-CK	WASHINGTON COMMUNICATIONS	164.01
10/19/04	Check	0000313191-CK	DUNLAP TOWING, INC.	23,578.54
10/20/04	Check	0000313192-CK	JAVIER NARANJO	7,245.00
10/20/04	Check	0000313193-CK	JOHANNA SCHWERIN	648.37
10/20/04	Check	0000313194-CK	A & E LLC	2,111.00
10/20/04	Check	0000313195-CK	DONALD HANSEN	1,998.18
10/20/04	Check	0000313196-CK	BRUSH CUTTING & MOWING	6,120.00
10/20/04	Check	0000313197-CK	ASSOCIATED PETROLEUM PRODUCTS	10,000.00
10/20/04	Check	0000313198-CK	DUNLAP TOWING, INC.	140.00
10/20/04	Check	0000313199-CK	HAMPTON LUMBER MILLS	110.50
10/20/04	Check	0000313200-CK	NORTHWEST LOG SCALERS	10.00
10/20/04	Check	0000313201-CK	WASTE MANAGEMENT OF SKAGIT	198.68
10/20/04	Check	0000313202-CK	SILVASEED COMPANY	851.00
10/20/04	Check	0000313203-CK	SKAGIT READY MIX	426.21
10/20/04	Check	0000313204-CK	VERIZON WIRELESS	223.99
10/20/04	Check	0000313205-CK	PACIFIC RIM LOG SCALING BUREAU	6,605.54
10/20/04	Check	0000313206-CK	PUD NO 1 OF CLALLAM COUNTY	13.08
10/20/04	Check	0000313207-CK	JAMES M ROBERTS	2,624.70
10/21/04	Check	0000313208-CK	ALL-PHASE ELECTRIC SUPPLY CO.	11.51
10/21/04	Check	0000313209-CK	NEVADA DEPT OF TAXATION	1,583.83
10/21/04	Check	0000313210-CK	CATERPILLAR FINANCIAL SERVICES CORPORATI	3,077.54
10/21/04	Check	0000313211-CK	GO & LASTER	8,320.34
10/21/04	Check	0000313212-CK	GOLDER ASSOCIATES LTD	872.28
10/21/04	Check	0000313213-CK	CASCADE LAUNDRY, INC.	62.23
10/21/04	Check	0000313214-CK	ASSOCIATED PETROLEUM PRODUCTS	789.46
10/21/04	Check	0000313215-CK	VERIZON WIRELESS	426.79
10/21/04	Check	0000313216-CK	MARIA GRIFFITH	480.00
10/22/04	Check	0000313217-CK	AMERICAN STOCK TRANSFER & TRUST CO	1,250.00
10/22/04	Check	0000313218-CK	AUTOMATIC DATA PROCESSING, INC	49.00
10/22/04	Check	0000313219-CK	OFFICE PRODUCTS NORTHWEST	14.97
10/22/04	Check	0000313220-CK	GLOBAL CROSSING CONFERENCING	116.14
10/22/04	Check	0000313221-CK	CITY CENTER PARKING	17.54
10/22/04	Check	0000313222-CK	U.S. TRUSTEE	250.00
10/22/04	Check	0000313223-CK	U.S. TRUSTEE	250.00
10/22/04	Check	0000313224-CK	U.S. TRUSTEE	10,000.00
10/22/04	Check	0000313225-CK	U.S. TRUSTEE	250.00
10/22/04	Check	0000313226-CK	U.S. TRUSTEE	250.00

Check Date	Tran Type	Check Number	Payee	Amount

10/22/04	Check	0000313227-CK	PUBLIC STORAGE MANAGEMENT INC.	364.00
10/22/04	Check	0000313228-CK	TOC BENEFITS MANAGEMENT, INC.	225.98
10/22/04	Check	0000313229-CK	UNITED PARCEL SERVICE	418.53
10/22/04	Check	0000313230-CK	PARADISE COMPUTER SUPPLIES, INC.	307.28
10/22/04	Check	0000313231-CK	SUNSET HARDWARE	263.42
10/22/04	Check	0000313232-CK	LONNIE TOLMAN	600.00
10/21/04	Check	0000313233-CK	AON RISK SERVICES COMPANIES, INC.	3,595.00
10/25/04	Check	0000313234-CK	VAN DYK AND SON LOGGING INC	35,458.93
10/25/04	Check	0000313235-CK	ALPINE FIRE & SAFETY SYSTEMS	271.91
10/25/04	Check	0000313236-CK	COUNTRYSIDE CHEVROLET	57.78
10/25/04	Check	0000313237-CK	ELK RIDGE LOG INC	6,000.00
10/25/04	Check	0000313238-CK	REECE BROS LOGGING CO INC	21,016.05
10/25/04	Check	0000313239-CK	JOE ZENDER & SONS INC	38,967.41
10/25/04	Check	0000313240-CK	BIOTA PACIFIC ENVIRONMENTAL SCIENCES	326.00
10/25/04	Check	0000313241-CK	BRUCE’S SPECIALTY AUTO INC	22.86
10/25/04	Check	0000313242-CK	HIE BURLINGTON LLC	177.17
10/25/04	Check	0000313243-CK	WILLIAM BLOCKLEY CONTRACTING INC	43,232.60
10/25/04	Check	0000313244-CK	WEIDE LOG & LUMBER INC	31,034.30
10/25/04	Check	0000313245-CK	AMERICAN FOREST SERVICES LLC	7,955.83
10/25/04	Check	0000313246-CK	AMERICAN FOREST RESOURCES LLC	73,208.65
10/25/04	Check	0000313247-CK	INLAND FIBER GROUP	809.98
10/25/04	Check	0000313248-CK	SPLIT TIMBER INC	5,440.00
10/25/04	Check	0000313249-CK	BC TIMBER PROPERTIES INC	58,549.95
10/25/04	Check	0000313250-CK	FRANK HARKNESS TRUCKING & LOGGING LLC	109,804.41
10/25/04	Check	0000313251-CK	JANICKI LOGGING CO.	8,470.15
10/25/04	Check	0000313252-CK	L B & R LOGGING	55,246.04
10/25/04	Check	0000313253-CK	SCOTT LOGGING, INC.	105,232.84
10/25/04	Check	0000313254-CK	CR TRUCKING	4,983.03
10/25/04	Check	0000313255-CK	MCI WORLDCOM	149.59
10/25/04	Check	0000313256-CK	DAHLGREN LOGGING INC	172,978.96
10/22/04	Check	0000313257-CK	TOC BENEFITS MANAGEMENT, INC.	13,091.59
10/26/04	Check	0000313258-CK	IKON FINANCIAL SOLUTIONS	461.50
10/26/04	Check	0000313259-CK	WESTERN OVERSEAS CORPORATION	135.00
10/26/04	Check	0000313260-CK	DUNLAP TOWING, INC.	12,181.43
10/26/04	Check	0000313261-CK	KEN’S CAMERA, INC.	19.95
10/26/04	Check	0000313262-CK	PITNEY BOWES CREDIT CORPORATION	945.00
10/26/04	Check	0000313263-CK	PUGET SOUND ENERGY	38.52
10/26/04	Check	0000313264-CK	UNITEC CORPORATION	1,690.00
10/26/04	Check	0000313265-CK	LES SCHWAB	749.73
10/27/04	Check	0000313266-CK	PIZZICATO	190.00
10/27/04	Check	0000313267-CK	CHARLES E CARLBOM	6,000.00
10/27/04	Check	0000313268-CK	BEST ACCESS SYSTEMS	1,701.57
10/27/04	Check	0000313269-CK	INFINITY INTERNET	44.90
10/27/04	Check	0000313270-CK	PACIFIC RIM LOG SCALING BUREAU INC	645.44
10/27/04	Check	0000313271-CK	OFFICE PRODUCTS NORTHWEST	71.07
10/27/04	Check	0000313272-CK	MARK ALLRED	231.00
10/27/04	Check	0000313273-CK	AJILON FINANCE	845.88
10/27/04	Check	0000313274-CK	BOLY:WELCH	743.20
10/27/04	Check	0000313275-CK	CHRISTOPHER G MUMFORD	7,500.00
10/27/04	Check	0000313276-CK	ASSOCIATED PETROLEUM PRODUCTS	5,000.00
10/27/04	Check	0000313277-CK	JOHN W LARSON	6,000.00
10/27/04	Check	0000313278-CK	UNITED PARCEL SERVICE	450.91
10/27/04	Check	0000313279-CK	WESTSIDE MOVING STORAGE INC	140.00
10/27/04	Check	0000313280-CK	WILLIAM L SMITH	6,000.00
10/27/04	Check	0000313281-CK	CELLULAR ONE	1,720.99

Check Date	Tran Type	Check Number	Payee	Amount

10/27/04	Check	0000313282-CK	LEASE PLAN USA	283.37
10/28/04	Check	0000313283-CK	GLOBAL CROSSING CONFERENCING	51.74
10/28/04	Check	0000313284-CK	CASCADE LAUNDRY, INC.	100.69
10/28/04	Check	0000313285-CK	DUNLAP TOWING, INC.	8,192.27
10/28/04	Check	0000313286-CK	JAMES UNSELL	63.00
10/28/04	Check	0000313287-CK	PARKING MANAGEMENT COMPANY	3,750.00
10/28/04	Check	0000313288-CK	TERRA VERDE, INC	6,931.56
10/29/04	Check	0000313289-CK	FRANK RILEY	2,278.26
10/29/04	Check	0000313290-CK	THE COMPLETE LINE LLC	73.42
10/29/04	Check	0000313291-CK	WILLIAM A HATLEY	11,227.50
10/29/04	Check	0000313292-CK	WASHINGTON COMMUNICATIONS	57.77
10/29/04	Check	0000313293-CK	SKAGIT FARMERS SUPPLY	182.35
10/29/04	Check	0000313294-CK	STATE OF WASHINGTON DEPT OF REVENUE	101,028.44
10/29/04	Check	0000313295-CK	TIMBER TAX PROGRAMS	45,174.64
10/29/04	Check	0000313308-CK	DEPT OF LABOR & INDUSTRIES	65,798.91
10/04/04	Check	0700000571-CK	DNR	254.00
10/11/04	Check	0700000572-CK	WESTERN POWER & EQUIP INC	179.65
10/12/04	Check	0700000573-CK	DNR	50.00
10/13/04	Check	0700000574-CK	WESTERN POWER & EQUIP INC	227.67
10/13/04	Check	0700000575-CK	US POSTMASTER	100.00
10/15/04	Check	0700000576-CK	CHARLES MIDDLETON	402.38
10/18/04	Check	0700000577-CK	DNR	50.00
10/19/04	Check	0700000578-CK	DNR	305.00
10/20/04	Check	0700000579-CK	DNR	50.00
10/21/04	Check	0700000580-CK	WTA SERVICES, INC.	300.00
10/28/04	Check	0700000581-CK	DNR	279.50
10/29/04	Check	0700000582-CK	CHARLES MIDDLETON	564.00
10/29/04	Check	0700000583-CK	DNR	50.00

			Total for Month	2,290,900.91

CROWN PACIFIC LIMITED PARTNERSHIP	Portland EFT
Case Number: B-03-11258-PHX-RJH	October-04

Tran Date	Tran Type	Payee	Amount

10/1/2004	EFT	BANK OF AMERICA, N.A.	500,000.00
10/1/2004	EFT	SECURITY TRUST	17,746.84
10/4/2004	EFT	TOC BENEFITS MANAGEMENT, INC.	6,938.84
10/20/2004	EFT	STATE OF WASHINGTON DEPT OF REVENUE	12,214.60
10/21/2004	EFT	SECURITY TRUST	10,046.80
10/29/2004	EFT	STATE BOARD OF EQUALIZATION	702.61

		Total	547,649.69

CROWN PACIFIC LIMITED PARTNERSHIP	Portland Wires
Case Number: B-03-11258-PHX-RJH	October-04

Date	Tran Type	TranID	Payee	Amount

10/05/04	CM-Wire Xfer Out	WO100409-WO	KNRC CHECK #1185	6,500.00
10/26/04	CM-Wire Xfer Out	WO1004052-WO	NSF-FIREWOOD HOTLINE	300.00
10/12/04	CM-Wire Xfer Out	WO100427-WO	REMIT TO INTERFOR PAC FOR MANU RCPTS	16,886.82
10/07/04	CM-Wire Xfer Out	WO100419-WO	REMIT TO INTERFOR PACIFIC FOR MANU RCPTS	4,640.63
10/05/04	CM-Wire Xfer Out	WO100411-WO	REMITTANCE TO INTERFOR	73,004.60

			Total	101,332.05

CROWN PACIFIC PARTNERS, L.P.

Crown Pacific Partners, L.P.

Balance Sheet

Accounting Period Ending: 10/31/2004

		Year To Date
		Balance

Asset
CASH
70-010-00500-00000-0000	BANK ONE MASTER ACCOUNT	28,089.59
Total CASH		28,089.59
ACCOUNTS RECEIVABLE
Total ACCOUNTS RECEIVABLE
OTHER ASSETS
70-070-18610-00000-0000	INVESTMENT IN CPLP	(132,745,626.93)
70-070-18611-00000-0000	INVESTMENT IN CPLP-INCOME	22,756,668.41
70-070-18650-00000-0000	INVESTMENT IN CP AIR	21,148,317.96
Total OTHER ASSETS		(88,840,640.56)
TIMBERLANDS
Total TIMBERLANDS
Total Asset		(88,812,550.97)
Liabilities and Partners’ Equity
Liability
ACCOUNTS PAYABLE
Total ACCOUNTS PAYABLE
LONG-TERM LIABILITIES
70-140-28000-00000-0000	INTERCOMPANY-CPL	99,145.00
70-140-28100-00000-0000	INTERCOMPANY-CPLP	(8,686,643.26)
70-140-28200-00000-0000	INTERCOMPANY-CPMGT	(57,108.08)
Total LONG-TERM LIABILITIES		(8,644,606.34)
Total Liability		(8,644,606.34)
Equity
70-170-36000-00000-0000	CAPITAL-GENERAL PARTNERS	(101,553,445.22)
Retained Earnings - current year		21,385,500.59
Total Equity		(80,167,944.63)
Liabilities and Partners’ Equity		(88,812,550.97)

CROWN PACIFIC PARTNERS, L.P.

Crown Pacific Partners, L.P.

Accounting Period Ending: 10/31/2004

		Period To Date	Percentage Of	Year To Date	Percentage Of
		Actual	Total Revenue	Actual	Total Revenue

Gross Profit
Expense
OPERATING EXPENSES
70-805-67180-00000-0000	BANK CHARGES			36.77
70-805-67195-00000-0000	BANKRUPTCY COURT FEES			750.00
70-805-72250-00000-0000	LIMITED PARTERSHIP TAX			1,000.00
70-810-77220-00000-0000	(GAIN) LOSS ON ASSET SALES			156,097.48
Total OPERATING EXPENSES				157,884.25
OTHER INCOME & EXPENSE
70-904-91080-00000-0000	EQUITY EARNINGS-CPLP	1,793,171.43		(22,756,668.41)
70-904-91100-00000-0000	EQUITY EARNINGS-CP AIR	500.00		1,511,965.00
70-904-91110-00000-0000	EQUITY EARNINGS-KNRC			(298,681.43)
Total OTHER INCOME & EXPENSE		1,793,671.43		(21,543,384.84)
Total Expense		1,793,671.43		(21,385,500.59)
Net Income from Operations		(1,793,671.43)		21,385,500.59
Earnings Before Income Taxes		(1,793,671.43)		21,385,500.59
Net Income (Loss)		(1,793,671.43)		21,385,500.59

CP AIR, INC.

CP Air, Inc.

Balance Sheet

Accounting Period Ending: 10/31/2004

		Year To Date
		Balance

Asset
CASH
80-010-00510-00000-0000	BANK ONE DISBURSEMENT ZBA	(75.00)
Total CASH		(75.00)
ACCOUNTS RECEIVABLE
Total ACCOUNTS RECEIVABLE
PREPAIDS & OTHER DEPOSITS
Total PREPAIDS & OTHER DEPOSITS
PROPERTY PLANT & EQUIPMENT
Total PROPERTY PLANT & EQUIPMENT
OTHER ASSETS
80-070-18680-00000-0000	INVESTMENT IN CP ACQUISITION	9,309,166.25
80-070-18685-00000-0000	INVESTMENT IN CP ACQUISTION II	13,299,990.00
80-070-18686-00000-0000	INVESTMENT IN CP ACQUISTION III	2,086,091.00
Total OTHER ASSETS		24,695,247.25
DEFERRED CHARGES
Total DEFERRED CHARGES
Total Asset		24,695,172.25

Liabilities and Equities
Liability
ACCOUNTS PAYABLE
Total ACCOUNTS PAYABLE
ACCRUED EXPENSES
Total ACCRUED EXPENSES
ACCRUED WAGES
80-120-26900-00000-0000	PREPETITION TAX LIABILITY	10.00
Total ACCRUED WAGES		10.00
INCOME TAXES PAYABLE
80-115-26600-00000-0000	FEDERAL INCOME TAX PAYABLE	1,772,330.00
Total INCOME TAXES PAYABLE		1,772,330.00
OTHER TAXES PAYABLE
Total OTHER TAXES PAYABLE
LONG-TERM DEBT
80-130-27160-00000-0000	NOTES PAYABLE	9,500,000.00
Total LONG-TERM DEBT		9,500,000.00
INTERCOMPANY ADVANCES
80-140-28100-00000-0000	INTERCOMPANY-CPLP	(l,012,107.47)
80-140-28200-00000-0000	INTERCOMPANY-CP MGNT	(6,443,913.69)
Total INTERCOMPANY ADVANCES		(7,456,021.16)
OTHER LIABILITIES
Total OTHER LIABILITIES
Total Liability		3,816,318.84
Equity
COMMON STOCK
80-170-35000-00000-0000	COMMON STOCK	9,020,990.19
80-170-35110-00000-0000	PAID IN CAPITAL	9,616,592.35
Total COMMON STOCK		18,637,582.54
RETAINED EARNINGS
80-170-37010-00000-0000	RETAINED EARNING	3,753,235.87
Total RETAINED EARNINGS		3,753,235.87
Retained Earnings - current year		(1,511,965.00)
Total Equity		20,878,853.41
Liabilities and Equities		24,695,172.25

CP AIR, INC.

CP Air, Inc.

Income Statement

Accounting Period Ending: 10/31/2004

		Period To Date	Percentage Of	Year To Date	Percentage Of
		Actual	Total Revenue	Actual	Total Revenue
Revenue
OTHER REVENUE
Total OTHER REVENUE
REVENUE
Total REVENUE
Total Revenue
Gross Profit

Expense
OPERATING EXPENSES
80-805-67195-00000-0000	BANKRUPTCY COURT FEES			750.00
80-805-67450-00000-0000	FILING FEES			25.00
80-805-78000-00000-0000	MANAGEMENT FEE-G&A	500.00		5,000.00
Total OPERATING EXPENSES		500.00		5,775.00
INTEREST EXPENSE
Total INTEREST EXPENSE
Total Expense		500.00		5,775.00
Net Income from Operations		(500.00)		(5,775.00)
Other Income and Expense
80-904-92000-00000-0000	GAIN/LOSS SALE OF ASSET			(270,000.00)
80-990-99000-00000-0000	PROVISION FOR FEDERAL TAX			1,772,330.00
80-990-99010-00000-0000	PROVISION FOR STATE TAX			3,860.00
Total Other Income and Expense				1,506,190.00
Earnings Before Income Taxes		(500.00)		(1,511,965.00)
Net Income (Loss)		(500.00)		(1,511,965.00)

CP ACQUISITION

CP Acquisition

Balance Sheet

Accounting Period Ending: 10/31/2004

		Year To Date
		Balance
Asset
CASH
Total CASH
ACCOUNTS RECEIVABLE
95-015-01700-00000-0000	STOCK SUBSCRIPTIONS RECEIVABLE	10.00
Total ACCOUNTS RECEIVABLE		10.00
NOTES RECEIVABLE
95-030-06550-00000-0000	NOTES RECEIVABLE	4,300,000.00
Total NOTES RECEIVABLE		4,300,000.00
OTHER ASSETS
95-070-18610-00000-0000	INVESTMENT IN CPLP-LTD PTR	1,665,665,00
95-070-18611-00000-0000	INVESTMENT IN CPLP-INCOME	183,534.45
Total OTHER ASSETS		1,845,199.45
Total Asset		6,149,209.45
Liabilities and Equities
Liability
ACCOUNTS PAYABLE
Total ACCOUNTS PAYABLE
INTERCOMPANY ADVANCES
95-140-28100-00000-0000	INTERCOMPANY-CPLP	(1,648,697.66)
Total INTERCOMPANY ADVANCES		(1,648,697,66)
Total Liability		(1,648,697.66)
Equity
95-170-35000-00000-0000	COMMON STOCK	9,309,166.25
95-170-37000-00000-0000	RETAINED EARNINGS-PRIOR YEAR	(1,694,018.59)
Retained Earnings - current year		182,759.45
Total Equity		7,791,907.11
Liabilities and Equities		6,149,209.45

CP ACQUISITION

CP Acquisition

Income Statement

Accounting Period Ending: 10/31/2004

		Period To Date	Percentage Of	Year To Date	Percentage Of
		Actual	Total Revenue	Actual	Total Revenue

Gross Profit
Expense
OPERATING EXPENSES
95-805-67190-00000-0000	REPORTING/FILING FEES			25.00
95-805-67195-00000-0000	BANKRUPTCY COURT FEES			750.00
Total OPERATING EXPENSES				775.00
INTEREST EXPENSE
Total INTEREST EXPENSE
OTHER INCOME & EXPENSE
95-904-91080-00000-0000	EQUITY EARNINGS-CPLP	14,462.08		(183,534.45)
Total OTHER INCOME & EXPENSE		14,462.08		(183,534.45)
Total Expense		14,462.08		(182,759.45)
Net Income from Operations		(14,462.08)		182,759.45
Earnings Before Income Taxes		(14,462.08)		182,759.45
Net Income (Loss)		(14,462.08)		182,759.45

CP ACQUISITION II

CP Acquisition II

Balance Sheet

Accounting Period Ending: 10/31/2004

		Year To Date
		Balance

	Asset
	Other Assets
	Total Other Assets
	CASH
	Total CASH
	ACCOUNTS RECEIVABLE
96-015-01290-00000-0000	A/R-OTHER-CP ACQ II	10.00
	Total ACCOUNTS RECEIVABLE	10.00
	INVENTORIES
	Total INVENTORIES
	PREPAIDS
	Total PREPAIDS
	OTHER CURRENT ASSETS
	Total OTHER CURRENT ASSETS
	OTHER ASSETS
96-070-18610-00000-0000	INVESTMENT IN CPLP-CP ACQ II	3,440,809.81
96-070-18611-00000-0000	INVESTMENT IN CPLP-INCOME-CP ACQ II	350,251.01
96-070-18700-00000-0000	NOTES RECEIVABLE-CP ACQ II	4,300,000.00
	Total OTHER ASSETS	8,091,060.82
	Total Asset	8,091,070.82
	Liabilities and Equities
	Liability
	ACCOUNTS PAYABLE
	Total ACCOUNTS PAYABLE
	ACCRUED EXPENSES
	Total ACCRUED EXPENSES
	INCOME TAXES PAYABLE
	Total INCOME TAXES PAYABLE
	OTHER TAXES PAYABLE
	Total OTHER TAXES PAYABLE
LONG-TERM DEBT
Total LONG-TERM DEBT
INTERCOMPANY ADVANCES
96-140-28100-00000-0000	INTERCO-CPLP-CP ACQ II	(1,882,454.85)
Total INTERCOMPANY ADVANCES		(1,882,454.85)
Total Liability		(1,882,454.85)
Equity
Equity
96-170-37000-00000-0000	RETAINED EARNINGS-CPACQ II	(3,675,960.34)
Total Equity		(3,675,960.34)
SHAREHOLDER’S EQUITY
96-170-35000-00000-0000	COMMON STOCK-CP ACQ II	28.60
96-170-35110-00000-0000	PAID-IN CAPITAL-CP ACQ II	13,299,981.40
Total SHAREHOLDER’S EQUITY		13,300,010.00
RETAINED EARNINGS
Total RETAINED EARNINGS
Retained Earnings - current year		349,476.01
Total Equity		9,973,525.67
Liabilities and Equities		8,091,070.82

CP ACQUISITION II

CP Acquisition II

Income Statement

Accounting Period Ending: 10/31/2004

		Period To Date	Percentage Of	Year To Date	Percentage Of
		Actual	Total Revenue	Actual	Total Revenue

Gross Profit
Expense
96-805-67190-00000-0000	REPORTING/FILING FEES			25.00
96-805-67195-00000-0000	BANKRUPTCY COURT FEES			750,00
Total Expense				775.00
Net Income from Operations				(775.00)
Other Income and Expense
96-904-91080-00000-0000	EQUITY EARNINGS-CPLP-CP ACQ II	27,598.95		(350,251.01)
Total Other Income and Expense		27,598,95		(350,251.01)
Earnings Before Income Taxes		(27,598.95)		349,476.01
Net Income (Loss)		(27,598.95)		349,476.01

CP ACQUISITION III

CP Acquisition III

Balance Sheet

Accounting Period Ending: 10/31/2004

		Year To Date
		Balance

Asset
Current Assets
Total Current Assets
Fixed Assets
Total Fixed Assets
Other Assets
97-070-18605-00000-0000	INVESTMENT IN CPLP-LTD PTR	3,961,183.14
97-070-18611-00000-0000	INVESTMENT IN CPLP-INCOME	58,803.67
97-070-18700-00000-0000	NOTES RECEIVABLE	900,000.00
Total Other Assets		4,919,986.81
Total Asset		4,919,986.81
Liabilities and Equities
Liability
Current Liabilities
Total Current Liabilities
Long Term Liabilities
97-140-28100-00000-0000	INTERCOMPANY-CPLP	3,477,999.43
Total Long Term Liabilities		3,477,999.43
Total Liability		3,477,999.43
Equity
97-170-35000-00000-0000	COMMON STOCK-ACQ III	2,086,091.00
97-170-37000-00000-0000	RETAINED EARNINGS-ACQ III	(702,132.29)
Retained Earnings - current year		58,028.67
Total Equity		1,441,987.38
Liabilities and Equities		4,919,986.81

CP ACQUISITION III

CP Acquisition III

Income Statement

Accounting Period Ending: 10/31/2004

		Period To Date	Percentage Of	Year To Date	Percentage Of
		Actual	Total Revenue	Actual	Total Revenue

Revenue
Total Revenue
Cost of Sales
Total Cost of Sales
Gross Profit
Expense
97-805-67190-00000-0000	REPORTING/FILING FEES			25.00
97-805-67195-00000-0000	BANKRUPTCY COURT FEES			750.00
Total Expense				775.00
Net Income from Operations				(775.00)
Other Income and Expense
97-904-91080-00000-0000	EQUITY EARNINGS IN CPLP	4,633.59		(58,803.67)
Total Other Income and Expense		4,633.59		(58,803.67)
Earnings Before Income Taxes		(4,633.59)		58,028.67
Net Income (Loss)		(4,633.59)		58,028.67